Exhibit 10.3

Execution Version

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT, dated as of August 9, 2021 (this “Agreement”), by and among LRT Capital1 LLC, a Delaware limited partnership (the “Sponsor”), LHT Invest AB, a Swedish limited company (“LHT Invest”) (the Sponsor and LHT Invest, collectively, the “Sponsor Parties” and individually, a “Sponsor Party”), ads-tec Energy GmbH, based in Nürtingen and entered in the commercial register of the Stuttgart Local Court under HRB 762810 (the “Company”), and European Sustainable Growth Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 367833 (“SPAC”).

WHEREAS, concurrently with the execution of this Agreement, SPAC, ads-tec Energy plc, an Irish public limited company duly incorporated under the laws of Ireland (“Irish Holdco”), EUSG II Corporation, an exempted company incorporated in the Cayman Islands with limited liability under company number 379118 (“New SPAC”), Bosch Thermotechnik GmbH, based in Wetzlar and entered in the commercial register of the Wetzlar Local Court under HRB 13 (“Bosch”), ads-tec Holding GmbH, based in Nürtingen and entered in the commercial register of the Stuttgart Local Court under HRB 224527 (“ADSH”, together with Bosch, the “Sellers” and each individually, a “Seller”) and the Company, are entering into a Business Combination Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “BCA”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the BCA), pursuant to which, among other things, SPAC and the Company shall enter into a business combination;

WHEREAS, as of the date hereof, each of the Sponsor Parties own beneficially and of record the SPAC Class B Common Shares set forth opposite such Sponsor Party’s name on Schedule I hereto (such SPAC Class B Common Shares are collectively referred to herein as the “Sponsor SPAC Shares”); and

WHEREAS, in order to induce SPAC, the Sellers and the Company to enter into the BCA and to consummate the Transactions, each of the Sponsor Parties, SPAC and the Company desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the each of the Sponsor Parties (severally and not jointly), the Company and SPAC hereby agree as follows:

1. Voting Obligations. Each Sponsor Party, by this Agreement, with respect to the Sponsor SPAC Shares held by such Sponsor Party, hereby agrees during the term of this Agreement to vote, at any meeting of shareholders of SPAC, including the SPAC Shareholders’ Meeting, and in any action by written consent of the shareholders of SPAC, all of the Sponsor SPAC Shares held by such Sponsor Party at such time (a) in favor of the approval and adoption of the BCA and the approval of the SPAC Merger, the other Transactions and the other Transaction Proposals and (b) against any action, agreement or transaction or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of SPAC, Irish Holdco or New SPAC under the BCA or that would reasonably be expected to result in the failure of the SPAC Merger or the other Transactions from being consummated. Each Sponsor Party acknowledges receipt and review of a copy of the BCA.

Execution Version

2. Waiver of Redemption Rights. Each Sponsor Party agrees during the term of this Agreement not to (a) demand that SPAC redeem the Sponsor SPAC Shares held by such Sponsor Party or (b) otherwise participate in any such redemption by tendering or submitting any of the Sponsor SPAC Shares held by such Sponsor Party for redemption.

3. Waiver of Anti-Dilution Protection. Each Sponsor Party, solely in connection with and only for the purpose of the Transactions, hereby waives, to the fullest extent permitted by law, its rights to the treatment of its Sponsor SPAC Shares as set forth in Article 17.3 of the SPAC Formation Documents, in connection with the Transactions.

4. Transfer of Sponsor SPAC Shares. Each Sponsor Party agrees during the term of this Agreement that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), pledge, dispose of or otherwise encumber any of the Sponsor SPAC Shares held by such Sponsor Party or otherwise agree to do any of the foregoing, (b) deposit any Sponsor SPAC Shares held by such Sponsor Party into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect to any Sponsor SPAC Shares held by such Sponsor Party that is inconsistent with the provisions of this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Sponsor SPAC Shares held by such Sponsor Party; provided, that the foregoing shall not prohibit the transfer of such Sponsor SPAC Shares to an affiliate of such Sponsor Party, but only if such affiliate of such Sponsor Party shall execute this Agreement or a joinder agreeing to become a party to this Agreement.

5. Representations and Warranties. Each Sponsor Party hereby represents and warrants, severally but not jointly, to SPAC and the Company as follows:

(a) The execution, delivery and performance by such Sponsor Party of this Agreement and the consummation by such Sponsor Party of the transactions contemplated hereby do not and will not (i) conflict with or violate any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such Sponsor Party, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, on the part of such Sponsor Party, (iii) result in the creation of any encumbrance on any Sponsor SPAC Shares held by such Sponsor Party (other than under this Agreement, the BCA and the agreements contemplated by the BCA, including the other Ancillary Agreements) or (iv) conflict with or result in a breach of or constitute a default under any provision of such Sponsor Party’s governing documents.

Execution Version

(b) As of the date of this Agreement, such Sponsor Party owns exclusively of record and has good and valid title to the Sponsor SPAC Shares set forth opposite such Sponsor Party’s name on Schedule I  free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities laws, and (iii) the governing documents of such Sponsor Party or SPAC, and as of the date of this Agreement, subject to those limitations described in SPAC’s prospectus, dated January 21, 2021, and filed by SPAC with the SEC on January 22, 2021, such Sponsor Party has the sole power (as currently in effect) to vote and right, power and authority to sell, transfer and deliver the Sponsor SPAC Shares held by such Sponsor Party, and neither such Sponsor Party nor any of its affiliates own, directly or indirectly, any other SPAC Common Shares.

(c) Such Sponsor Party has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by such Sponsor Party.

6. Termination. This Agreement and the obligations of the Sponsor Parties under this Agreement shall automatically terminate upon the earlier of: (a) the SPAC Merger Effective Time and (b) the termination of the BCA in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing in this Section 5 shall relieve any party from liability for fraud or willful breach of this Agreement occurring prior to its termination and (ii) the provisions of this Section 5 and Section 6 (other than Section 6(i)) shall survive any termination of this Agreement.

7. Miscellaneous.

(a) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or email addresses (or at such other address or e-mail address for a party as shall be specified in a notice given in accordance with this Section 6(a)):

If to the Sponsor, to:

LRT Capital1 LLC

73 Arch St.

Greenwich, CT 06830
Attention: Pieter Taselaar
Email: ptaselaar@lucernecap.com

with a copy (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Ave

New York, NY 10022

United States

Attention: Ari Edelman

Email: AEdelman@reedsmith.com

and

Reed Smith LLP

2850 N. Harwood St.

Suite 1500

Dallas, TX 75201

United States

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

Execution Version

If to LHT Invest, to:

LHT Invest AB

Väringavägen 18

18263 Djursholm

Sweden
Attention: Lars Thunell
Email: lars@thunell.eu

with a copy (which shall not constitute notice) to:

LHT Invest AB

Väringavägen 18

18263 Djursholm

Sweden
Attention: Peter Silfversward
Email: peter.silfversward@gmail.com

If to SPAC, to:

c/o European Sustainable Growth Acquisition Corp.
Maples Corporate Services Limited
P.O. Box 309
Ugland House
Grand Cayman KY1-1104
Attention: Pieter Taselaar
Email: ptaselaar@lucernecap.com

with a copy (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Ave

New York, NY 10022

United States

Attention: Ari Edelman

Email: AEdelman@reedsmith.com

and

Reed Smith LLP

2850 N. Harwood St.

Suite 1500

Dallas, TX 75201

United States

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

Execution Version

If to the Company, to:

ads-tec Energy GmbH
Heinrich-Hertz-Str. 1
72622 Nuertingen
Germany
Attention: Thomas Speidel
Email: t.speidel@ads-tec.de

ads-tec Energy GmbH
Heinrich-Hertz-Str. 1
72622 Nuertingen
Germany
Attention: Steffen Greiner
Email: s.greiner@ads-tec.de

with a copy (which shall not constitute notice) to:

CMS Hasche Sigle Partnerschaft von
Rechtsanwaelten und Steuerberatern mbB
Schoettlestrasse 8
70597 Stuttgart
Germany
Attention: Bjoern Demuth
Email: bjoern.demuth@cms-hs.com

and

Alston & Bird LLP
90 Park Avenue
New York, NY 10016
United States
Attention: Edward Tanenbaum
Email: edward.tanenbaum@alston.com

and

Alston & Bird LLP
90 Park Avenue
New York, NY 10016
United States
Attention: Stuart Rogers
Email: stuart.rogers@alston.com

Execution Version

(b) If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, in whole or in part, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(c) This Agreement (together with the BCA, to the extent referred to in this Agreement) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the express written consent of the other parties hereto.

(d) This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and their respective successors and permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, if (and only if) the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, the Superior Court of the State of Delaware (Complex Commercial Division) or, if (and only if) the Superior Court of the State of Delaware (Complex Commercial Division) declines to accept jurisdiction over a particular matter, any federal court sitting in the State of Delaware, and any appellate courts therefrom (collectively, the “Chosen Courts”). Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the Chosen Court as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any Chosen Court or from any legal process commenced in the Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such court.

Execution Version

(g) Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement and the transaction contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transaction contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 6(g).

(h) This Agreement may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i) Each party hereto shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(j) This Agreement shall not be effective or binding upon any party hereto until after such time as the BCA is executed and delivered by SPAC, the Sellers, the Company, New SPAC and Irish Holdco.

(k) This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(l) Each Sponsor Party shall permit and hereby consents to and authorizes SPAC and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that SPAC or the Company reasonably determines to be necessary in connection with the SPAC Merger or any of the other Transactions, a copy of this Agreement, such Sponsor Parties’ identity and ownership of the Sponsor SPAC Shares held by such Sponsor Party and the nature of such Sponsor Parties’ commitments and obligations under this Agreement.

(m) Each Sponsor Party signs this Agreement solely in such Sponsor Party’s capacity as a shareholder of SPAC. Each Sponsor Party makes no agreement or understanding in this Agreement in such Sponsor Party’s capacity (or in the capacity of any affiliate, partner or employee of such Sponsor Party) as a director or officer of SPAC, Irish Holdco or New SPAC (if such Sponsor Party holds such office). Nothing in this Agreement will limit or affect any actions or omissions taken by any Sponsor Party (or any affiliate, partner or employee of any Sponsor Party) in his, her or its capacity as a director or officer of SPAC, Irish Holdco or New SPAC, and no actions or omissions taken in any Sponsor Party’s capacity (or in the capacity of any affiliate, partner or employee of any Sponsor Party) as a director or officer of SPAC, Irish Holdco or New SPAC Sub shall be deemed a breach of this Agreement. Nothing in this Agreement will be construed to prohibit, limit or restrict any Sponsor Party (or any affiliate, partner or employee of any Sponsor Party) from exercising his or her fiduciary duties as an officer or director of SPAC, Irish Holdco or New SPAC.

[Signature pages follow]

Execution Version

IN WITNESS WHEREOF, the Sponsor Parties, the Company and SPAC have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LRT Capital1 LLC

By:	/s/ Peter Taselaar
Name:	Pieter Taselaar
Title:	Manager

LHT Invest ab

By:	/s/ Lars Thunell
Name:	Lars Thunell
Title:	Authorized Signatory

ads-tec Energy GmbH

By:	/s/ Thomas Speidel
Name:	Thomas Speidel
Title:	CEO, Geschäftsführer

European Sustainable Growth Acquisition Corp.

By:	/s/ Karan Trehan
Name:	Karan Trehan
Title:	President

[Signature Page to Sponsor Support Agreement]

Execution Version

Schedule I

Sponsor Party	Number of Sponsor SPAC Shares
LRT Capital1 LLC	3,523,750
LHT Invest AB	70,000